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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 24, 2002


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




                 TEXAS                          0-25141                   76-0579161
    (State or other Jurisdiction of     (Commission File Number)       I.R.S. Employer
     incorporation or organization)                                  (Identification No.)


     9600 BELLAIRE BLVD., SUITE 252
            HOUSTON, TEXAS                                                   77036
(Address of principal executive offices)                                   (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 776-3876



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ITEM 5.  OTHER EVENTS.

         On July 24, 2002, MetroCorp Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the second quarter ended June 30, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated July 24, 2002 announcing such event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

         99.1  -    Press Release dated July 24, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METROCORP BANCSHARES, INC.



Dated: July 25, 2002                        By /s/ Allen D. Brown
                                               -----------------------------
                                                   Allen D. Brown
                                                   President


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                                  EXHIBIT INDEX

Exhibit
Number                      Description
-------                     -----------

  99.1            Press Release dated July 24, 2002.